VBI VACCINES

HARNESSING FOREIGN VIRAL CMV ANTIGENS TO RESTIMULATE ANTI-TUMOR IMMUNITY



WORLD VACCINE CONGRESS

NASDAQ: VBIV
TSX: VBV

APRIL 11, 2017

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or forward-looking information under applicable Canadian securities legislation (collectively, "forward-looking statements") that may not be based on historical fact, but instead relate to future events, including, without limitation, statements containing the words "believe", "may", "plan", "will", "estimate", "continue", "anticipate", "intend", "expect", "goals" and similar expressions. All statements other than statements of historical fact included in this presentation are forward-looking statements.

Such forward-looking statements are based on a number of assumptions, including, without limitation, assumptions regarding the successful development and/or commercialization of the company's products, such as the receipt of necessary regulatory approvals; general economic conditions; that the company's business is able to operate as anticipated without interruptions; competitive conditions; and changes in applicable laws, rules and regulations.

Although management believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein, and, even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Factors which could cause actual results to differ materially from current expectations include, without limitation: the failure to successfully develop or commercialize the company's products; adverse changes in general economic conditions or applicable laws, rules and regulations; and other factors detailed from time to time in the company's reports filed with the U.S Securities and Exchange Commission and the Canadian Securities Commissions.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement and are made only as of the date of this presentation. All forward-looking statements and information made herein are based on the company's current expectations, and the company undertakes no obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

The Immuno-Oncology Renaissance Depends on an Ability to Activate Anti-Tumor Immunity via Appropriate Antigen Selection

Historic Context of Cancer Vaccines

- Historically: weakly immunogenic "self" tumor associated antigens (TAA)
  - Naturally opposed by central tolerance
- PD-1 & CTLA-4 blockade success explained by mutation frequency – "NeoAntigens"
  - Occur in mutating/inflamed/"hot" tumors
  - Lead to potent "vaccine-like" immunity in the context of PD-1 or CTLA-4 blockade
  - Must be personalized, time consuming, cancer doesn't wait
- Foreign viral antigens are inherently "hot"
  - Our body has vigorous anti-viral immunity
  - Opportunity for off-the-shelf therapy
- ***Tumor-associated viral antigens make an ideal antigenic target***

Nature Review Article on "NeoAntigens": Schumacher & Schrieber, Science, April 2015



Formation of neoantigens
Frequently
Regularly
Occasionally

Fig. 2. Estimate of the neoantigen repertoire in human cancer. Data depict the number of somatic mutations in individual tumors. Categories on the right indicate current estimates of the likelihood of neoantigen formation in different tumor types. Adapted from (50). It is possible that the immune system in melanoma patients picks up on only a fraction of the available neoantigen repertoire, in which case the current analysis will be an underestimate. A value of 10 somatic mutations per Mb of coding DNA corresponds to ~250 nonsynonymous mutations within expressed genes.



"Self" TAA
Neo-Antigens
Foreign Viral Tumor Antigens
LOW
IMMUNOGENICITY
HIGH

Evidence for CMV as a Target Antigen in GBM

Multiple Independent Labs Have Confirmed the Presence of CMV in GBM Tumor Samples, but not in Adjacent Healthy Tissue

- Cobbs CS (2002)
  - Immunohistochemical (IHC) staining with CMV pp65 antibody confirmed expression in 22/22 GBM tumor samples
  - No CMV expression in normal brain tissue (n=5), stroke tissue (n=4), and brain tissue from Alzheimer's subjects (n=3)
  - *In situ* hybridization (ISH) with CMV-specific probes confirmed reactivity in 8/8 GBM samples but no reactivity in normal brain tissue (n=4), stroke tissue (n=1) or Alzheimer's brain tissue (n=2)
- Mitchell DA (2007)
  - IHC staining with CMV IE-1 antibody confirmed expression in 42/45 GBM tumor samples with no expression in surrounding non-tumor brain tissue
  - IHC staining with CMV pp65 antibody confirmed expression in 30/33 GBM tumor samples but no adjacent areas of normal brain
  - ISH with CMV IE1 probe confirmed reactivity in 16/16 GBM samples but not to blood vessels or normal brain

Evidence for CMV as a Target Antigen in GBM

Immuno-histochemical Staining of CMV in GBM Samples


c
e

Lucas KG(2011)

C: negative control Ab
E: pp65 stained GBM sample

Primary GBM Tumors Present Antigens Recognized by CMV Specific T-cells


A
CMV pp65 effectors
Patient 3
Patient 4
Patient 5
Patient 6
10:1 20:1 40:1 80:1
5:1 10:1 20:1 40:1
2.5:1 5:1 10:1 20:1
5:1 10:1 20:1 40:1
Targets
DC-pp65 RNA
DC-survivin RNA
DC-Flu M1 RNA
DC-GBM tumor RNA
DC-total cellular RNA
GBM tumor cells

Nair SK(2014)

Clinical Evidence Supporting CMV as a Cancer Immunotherapeutic Target

Body of Evidence Suggests a CMV Vaccine That Can Stimulate DCs & Restimulate CMV-specific T-cells Has Potential for Clinical Efficacy

- Prins RM (2008)
  - Autologous, GBM tumor lysate-loaded DC vaccine
  - Single immunization increased CMV pp65-specific $CD8^+$ T cells from 0.2% to 4.4%
  - IHC staining confirmed pp65 expression in the tumor tissue

- Crough T (2012)
  - Recurrent GBM patient received 4 infusions of *in vitro* expanded CMV-specific T cells
  - After 2nd infusion, 9% of $CD8^+$ T cells were specific to CMV
  - 1 month later, MRI revealed improvement with stable disease reported for 17 months

- Schuessler A (2014)
  - 10 recurrent GBM patients received 3-4 infusions of autologous CMV-specific T cells
  - Achieved median overall survival of 403 days and only minor adverse events

- Mitchell DA (2015)
  - DC priming + CMV DC vaccination increased OS of GBM patients
  - Overall survival (>36.6 months) vs. control cohort with median OS of 18.5 months
  - ***Survival was correlated with increased levels of CCL3***

CMV is Highly Expressed in Multiple Solid Tumors

Breast

- Taher C(2013) J Clin Virol 54, 240;
- Harkins LE (2010) Herpesviridae 1, 8

Medullo-blastoma

- Baryawno N(2011) J Clin Invest 121, 4043-4055;
- Libard S(2014) PLoS ONE 9, e108861;

Neuroblastoma

- Wolmer-Solberg N (2013) Int J Cancer, 133, 2351-61

Meningioma

- Libard S(2014) PLoS ONE 9, e108861;

Leveraging CMV Viral Antigens Provides Opportunity to Attack Tumors NOT Predicted to be Susceptible to PD-1/CTLA-4 Alone

PD-1/CTLA-4 Success Rate is Dependent on Availability of Suitable Antigens



Pilocytic astrocytoma
AML
ALL
Thyroid
Kidney chromophobe
CLL
Medulloblastoma
Neuroblastoma
Glioma low grade
Glioblastoma
Prostate
Ovary
Myeloma
Pancreas
Breast
Kidney papillary
Lymphoma B-cell
Kidney clear cell
Head and neck
Liver
Cervix
Uterus
Bladder
Colorectum
Lung small cell
Esophagus
Stomach
Lung adeno
Lung squamous
Melanoma
Formation of neoantigens
Frequently
Regularly
Occasionally
1,000
100
10
1.0
0.1
0.01
Somatic mutation prevalence (number mutations per megabase)

Fig. 2. Estimate of the neoantigen repertoire in human cancer. Data depict the number of somatic mutations in individual tumors. Categories on the right indicate current estimates of the likelihood of neoantigen formation in different tumor types. Adapted from (50). It is possible that the immune system in melanoma patients picks up on only a fraction of the available neoantigen repertoire, in which case the current analysis will be an underestimate. A value of 10 somatic mutations per Mb of coding DNA corresponds to ~150 nonsynonymous mutations within expressed genes.

>90% CMV Positive[1,2,3,4,5]: Great potential for VBI-1901

Success with PD-1

1) Wolmer-Solberg N, et al. Int. J Cancer. Nov 15;133(10):2351-61, 2) Libard, et al. PLoS ONE 9, e108861
3) Cobbs CS(2013) Curr Opin Oncol 25, 682; 4) Baryawno N(2011) J Clin Invest 121, 4043-4055; 6) Taher C(2013) J Clin Virol 54, 240; 7) Harkins LE (2010) Herpesviridae 1, 8

VBI-1901:

Construct Design & Rationale

Enveloped Virus-Like Particles (eVLPs) Enable Potent Delivery of Vaccine Antigens in an Effective Viral Mimic

Flexible, Customized Antigen Delivery in a Biologically Relevant Construct



MLV Gag Creates Structure
Internal Targets Promote Cellular Immunity
Glycoprotein Target Antigen
Lipid Membrane from Production Cell Line

- "e" VLP Key Attributes
  - MLV capsid protein creates "enveloped" virus like structure
  - Envelope glycoproteins presented in lipid membrane as in nature
  - T-cell antigens can be delivered internally to promote cellular immunity
  - Particle structure & size promotes dendritic cell update and activation

VBI-1901: A Rationally Designed Therapeutic CMV Vaccine

Highly Potent Antigens Delivered in a Next-generation VLP

Vaccine Component	Immune Response	Scientific Support
CMV gB	Anti-gB Antibodies Anti-gB CD4+ T-helper cells	• #1 Antibody target for CMV (to stimulate ADCC) • gB binding is known to potentiate tumor growth[1] • #1 CD4+ T-helper cell target
CMV pp65	Polyvalent CD8+ T-cell Responses	• #1 CD8+ T-cell target • Multivalent/multi-epitope design avoids tumor escape • Clinical evidence of pp65-mediated survival[2]
eVLP formulation with GM-CSF	Stimulation of IFN-g and CCL3	• CCL3 and IFN-γ are key biomarkers of efficacious tumor immunity [2, 3]


Lipid bilayer
Gag/pp65

gB expression on eVLP surface



pp65 expression within particle



1. Cobbs C et al, 2014
2. Mitchell, et al, 2015
3. Galon J et al, 2006

VBI – 1901: Addresses Multiple Unmet Medical Needs

Glioblastoma (GBM)

- GBM is the most aggressive form of brain cancer
- Median overall survival is 14.6 months, only 30% will live two-years[1]
- Standard of care is Temodar + surgery
- ~90% of patients will experience recurrent GBM[2]
- Market is predicted to grow to $623M by 2020[2]

Multiple Brain Cancers[3]

- Medullo-blastoma is a common pediatric brain cancer, representing 18% of all diagnosis[3]
- Meningioma: represent one third of all primary brain tumors
- Neuroblastoma: accounts for 6% of all cancers in children[4]

Breast Cancer

- 12% of women will experience breast cancer, with an incidence of 71.2/100,000[5]
- Despite advances in therapeutics, metastatic breast cancer still carries a 24.3% 5 year survival[6]
- Market (7MM) is predicted to grow to $13.1 billion by 2020[7]

1. http://www.abta.org/brain-tumor-information/types-of-tumors/glioblastoma.html
2. GBI Research: Glioblastoma Multiforme Therapeutics in Major Developed Markets to 2020
3. http://www.abta.org/brain-tumor-information/types-of-tumors/medulloblastoma.html
4. http://www.cancer.org/cancer/neuroblastoma/
5. Youlden et al., 2012
6. National Cancer Institute Report, 2013
7. GBI Research: Breast Cancer Therapeutics Maj Mkts to 2020

VBI-1901:

Proof of Concept Data

VBI-1901: Restimulates CD4+ and CD8+ T-cell Responses in CMV-positive Human Subjects *Ex Vivo*

- Fresh PBMCs stimulated with VBI-1901 vs recombinant antigens
- eVLPs rapidly restimulate both CD4+ & CD8+ T-cell responses
- eVLP presentation enhances stimulation relative to matched recombinant antigen

Restimulation of CD4+ & CD8+ T-cells in *Ex Vivo* Human Samples


CD4+IFN-γ+
CD8+IFN-γ+
Frequency of Response (%)
1.0
0.8
0.6
0.4
0.2
0.0
2.5
2.0
1.5
1.0
0.5
0.0
VBI-1901
Recombinant gB+pp65
VBI-1901
Recombinant gB+pp65

VBI-1901 eVLPs Stimulate CCL3 when Expressing CMV gB and pp65 Antigens

Stimulation of CCL3 biomarker correlated with improved clinical outcome after CMV pp65 DC vaccination of patients with GBM (Mitchell et al, 2015)


VBI-1901 stimulation of CCL3
CCL3 Secretion (pg/ml)
10^4
10^3
10^2
10^1
empty eVLPs+GM-CSF
gB/pp65 eVLPs+GM-CSF

VBI-1901 Induction of CCL3 in *ex vivo* PBMCs from CMV-Positive Healthy Subjects and Patients with Solid Tumors

Stimulation of CCL3 biomarker correlated with improved clinical outcome after CMV pp65 DC vaccination of patients with GBM (Mitchell et al, 2015)



CCL3 Secretion (pg/ml)
10^5
10^4
10^3
10^2
10^1
CMV+ Healthy
GBM
Medulloblastoma
Breast



CCL3 Secretion
Strength of Response
(% of total T cell response)
15
10
5
0
CMV+ Healthy
GBM

Balanced Cellular & Humoral Immunity in Mice Immunized with VBI-1901



pp65-specific Th1 cells
CD3+CD4+IFNγ+ (%)
3
2
1
0
VBI-1901
GM-CSF
gB-specific CTLs
CD3+CD8+perforin+ (%)
1.0
0.8
0.6
0.4
0.2
0.0
VBI-1901
GM-CSF
gB-specific antibody response
Antibody Titer (GMT)
10^5
10^4
10^3
10^2
10^1
10^0
VBI-1901
GM-CSF

GM-CSF Improves the Potency of gB/pp65 eVLPs After Intradermal Vaccination of Rabbits



Interpolated Endpoint Titer (OD=0.1)
10^6
10^5
10^4
p=<0.01
VBI-1901+GM-CSF
VBI-1901

VBI-1901: Potential for an "Off-the-Shelf" Dendritic Cell Vaccine

gB/pp65 eVLPs Recruit (CCL3) and Activate (IL-8) Dendritic Cells


CCL3
Secretion (pg/ml)
80
60
40
20
0
0
50
100
150
200
Dose (µg)
CCL3: gB/pp65 eVLPs
CCL3: Human serum albumin


IL-8
Secretion (pg/ml)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Dose (µg)
gB/pp65 eVLPs
Human serum albumin

- Immature DCs generated by culture of MUTZ-3 myeloid cell line for 6 days in GM-CSF
- DCs exposed to eVLPs or control recombinant protein (human serum albumin) for 48 hours
- Induction of proinflammatory IL-8 cytokine and CCL3 chemokine determined by CBA assay with comparable results in repeat independent assays (n=3)

VBI-1901: Scalable Manufacturing with Exceptional Purity

SDS-PAGE Analysis of VBI-1901 eVLP Purity During Downstream Processing



Ladder
Harvest
Supernatant
Filtrate
TFF Perm.
TFF Ret.
BZ-TFF Ret.
DF Perm.
DF Ret.
Post-TFF/UC Sup.
Post-TFF/UC Pellet
Post-TFF/UC Pellet Filtered
250
150
100
75
50
37
25
20
15
10

Samples
(3µg total protein, reducing/denaturing conditions)

Lane 1: Ladder (Precision Plus Protein Standard)
Lane 2: **Harvest**
Lane 3: **Clarification:** Supernatant
Lane 4: **Clarification:** Filtrate
Lane 5: **TFF:** Permeate
Lane 6: **TFF:** Retentate
Lane 7: **BZ-treated** TFF Retentate
Lane 8: **Diafiltration**: Permeate
Lane 9: **Diafiltration:** Retentate
Lane 10: **Ultracentrifugation:** Supernatant
Lane 11: **Ultracentrifugation:** Pellet
Lane 12: **Sterile filtered product**

(red oval) = impurities
(green oval) = Gag/pp65 fusion protein

Biodistribution Study: Intradermal Injection of VBI-1901



Site of injection
Prescan
0.5hr
1hr
24hr
48hr
168hr
336hr

eVLP particles persistent at the injection site for at least 14 days



Brain
Heart
Lungs
Site of injection
Liver
Pancreas
Spleen
Kidneys
m2-336hr
m3-336hr
MM20161206083750A
m4-336hr
MM20161206090207A

eVLP particles do not accumulate in major organs

Analysis of eVLP Biodistribution


Total Fluorescence Intensity
6×10⁶
4×10⁶
2×10⁶
0
VBI1901-AF700
AF700
0 2 4 6 8 10 12 14 16 18 20 22 24
Time (hr)


Total Fluorescence Intensity
4×10⁵
3×10⁵
2×10⁵
1×10⁵
0
VBI1901-AF700
AF700
0 2 4 6 8 10 12 14 16 18 20 22 24
Time (hr)

eVLP particles persist at the injection site but not within the brain

1hr


Average Fluorescence Intensity
8×10²
6×10²
4×10²
2×10²
0
Mandibular
Axial
Mesenteric
Popliteal
Inginal

24hr


Average Fluorescence Intensity
8×10²
6×10²
4×10²
2×10²
0
Mandibular
Axial
Mesenteric
Popliteal
Inginal

eVLP particles are present in draining lymph nodes within 1 hour

VBI-1901: Targeting Solid Tumors Through Innovative Use of Foreign Viral Antigens

Next Generation Cancer Vaccine Leverages Natural Anti-Viral Immunity

- Tumor-associated viral CMV antigens represent a unique "off-the-shelf" vaccination opportunity relevant to multiple solid tumors

- CMV is highly immunogenic and expressed by over 90% of:
  - Glioblastomas (GBM)
  - Brain Cancers
  - Breast Cancer

- VBI-1901 benefits from rational design & potent antigen delivery platform
  - eVLP presentation natively stimulates all arms of immunity (Antibody, T-helper & CTL)
  - eVLP particulate structure directly stimulates dendritic cell recruitment & activation

- ***VBI is advancing VBI-1901 into Ph I clinical development & is exploring options for synergistic combinations in other cancers, including breast***

VBI Vaccines, Inc.
222 Third Street, Suite 2241
Cambridge, MA 02142
(617) 830-3031

Adam Buckley
abuckley@vbivaccines.com